OMB APPROVAL
OMB Number: 3235-0570 Expires: August 31, 2011 Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-04804________________________

The Elite Group of Mutual Funds

(Exact name of registrant as specified in charter)

1325 4th Avenue, Suite 1744 Seattle, Washington	98101
(Address of principal executive offices)	(Zip code)

Richard S. McCormick

McCormick Capital Management    1325 4th Avenue, Suite 1744       Seattle, WA 98101

(Name and address of agent for service)

Registrant's telephone number, including area code:  (206) 624-5863

Date of fiscal year end:         September 30, 2009

Date of reporting period:       September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE
ELITE
GROUP OF MUTUAL FUNDS ________________________________________________________________

ANNUAL REPORT

FINANCIAL STATEMENTS
AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SEPTEMBER 30, 2009

November 24, 2009

Dear Shareholder,

This past September 30th marked the completion of our twenty-second year.  I sincerely appreciate everyone’s support and patronage.  Attached with this letter is the audited Annual Report for the Elite Growth & Income Fund and Income Fund.

The Elite Growth & Income Fund

The financial statements that make up the Annual Report give us an opportunity to review what has happened and give insight into what may happen.  For the twelve months ending September 30th, 2009, the Growth & Income Fund was up 8.64%.  This compares favorably with the S&P Index down 5.91% for the same period.

In preparing to write this letter, I review the previous year’s letter to note what concerns were driving the markets at that time.  September 30th, 2008 the financial meltdown was intensifying and accelerating.  Peeling back the financial onion revealed numerous economic short-comings.  Once the finger pointing began, it was obvious who was to blame – everyone.  Greedy Wall Street, consumers lying on mortgage applications, real estate speculators, bankers that didn’t know the first thing about banking, regulators “in bed” with those they were regulating, a Department of Treasury bought and paid for by the hedge fund industry, and the likes of Goldman Sachs.  Additionally, “challenged” regulators ignored abusive trading practices and couldn’t catch Ponzi king Bernie Madoff even when his shenanigans were presented to them on a silver platter.

The markets continued their free fall for the next six months but by March the stock market had reached an emotional low point.  The financial meltdown of 2008-09 had established itself firmly in the history books as a true financial crisis.  Fear, panic and then capitulation created a classic buying opportunity.  Our Elite Growth & Income Fund declined more severely than most funds but we did correctly anticipate that the financial crisis was not the end of the world.  We positioned our portfolio to take advantage of Government recovery programs and the subsequently expected stock market rally.  For the next six months from March to the end of the fiscal year (September 30th,) the stock market and our Elite Growth & Income Fund had significant recoveries.  As indicated earlier, the Growth & Income Fund was up 8.64% for our fiscal year while the stock market was still in negative territory.

The obvious question is; where do we go from here?  As I indicated in my last shareholder letter, we believe it would be prudent to strike a note of caution.  The recovery from the March lows have been significant but to assume the advance will continue unabated would be a mistake.  In reviewing the enclosed Annual Report, you will see that we hold a large part of our portfolio in cash, in the form of Treasury Bill investments.  We also have dedicated funds to health care, believing the confusion surrounding healthcare issues have depressed healthcare stocks creating a great investment opportunity.  We are also staying with our investments in financial stocks, specifically insurance stocks.

For the new fiscal year, I believe we have positioned our portfolio to capture the appreciation potential in a number of undervalued investments.  Our large cash position allows us the flexibility to seize investment opportunities if the stock market were to have a significant decline or correction.  We look forward to the new fiscal year and believe it will be rewarding.

The Elite Income Fund

You must understand that the bond (credit) markets are several times larger than the stock market and several times more important.  So last year, when the bond market collapsed, it was imperative that the Government fix the problem quickly and for the most part they did.  Our Income Fund managed to avoid most (but not all) of the problems.  As credit markets improved from the financial chaos, the Income Fund was well positioned to profit from the recovery.  Our 16.53% return for the fiscal year 2009 speaks for itself.

At this point, grinding out returns for the new fiscal year will be more difficult.  We will continue to emphasize quality investments, keep our maturities relatively short and try to capitalize on niche opportunities as we see them.

Thank you again for your investment within the Elite Funds.  We are here to serve you so if you have any questions, please call.

Warm Regards,

Dick McCormick

Above are two charts that show the growth in value of a hypothetical $10,000 investment in The Elite Growth & Income Fund and The Elite Income Fund and various indices.  The Charts start on 9/30/99, which gives a ten-year record.  As an investor, your investment results may differ significantly depending on when you intitiated your investment and if there were subsequent investments.

Management of the funds does not think that there is only one index (stock or bond) that accurately reflects how the Elite Funds are managed.  Our funds are managed to our clients' objectives within the parameters of our prospectus, following the rules and regulations of various regulatory agencies.  The various stock and bond indices are unmanaged, make no allowance for operation expenses and are free from regulation and tax implications.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Elite Group of Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Elite Growth & Income Fund and The Elite Income Fund, each a series of shares of beneficial interest of The Elite Group of Mutual Funds, as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended September 30, 2005 have been audited by other auditors, whose report dated November 10, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Elite Growth & Income Fund and The Elite Income Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 23, 2009

PORTFOLIO OF INVESTMENTS
The Elite Growth & Income Fund
September 30, 2009

Shares		Value
	Common Stock 77.9%

	Business Services 4.6%
50,000	FTI Consulting Inc. (b)*	$2,130,500
	Total Business Services	2,130,500

	Capital/Industrial Goods & Services 1.8%
5,000	United Technologies Corp (b)	304,650
40,000	Yingli Green Energy Hldg ADR (a)*	498,400
	Total Capital/Industrial Goods & Services	803,050

	Consumer Goods & Services 9.7%
6,000	Apple Inc.*	1,112,220
40,000	CVS Caremark Corp	1,429,600
10,000	McDonalds Corp (b)	570,700
10,000	Ralcorp Holdings Inc.*	584,700
10,000	Scotts Miracle Grow Co.	429,500
5,000	VF Corp (b)	362,150
	Total Consumer Goods & Services	4,488,870

	Energy 3.6%
20,000	Conoco Phillips	903,200
8,000	Diamond Offshore Drilling Inc. (b)	764,160
	Total Energy	1,667,360

	Insurance 18.3%
60,000	Hartford Finl. Service Grp. Inc. (a)	1,590,000
50,000	Lincoln National Corp (b)	1,295,500
180,000	Seabright Insurance Hldgs Inc. *	2,055,600
200,000	XL Capital Ltd Cl A (a)	3,492,000
	Total Insurance	8,433,100

	Banking 5.2%
100,000	New York Community Bancorp (b)	1,142,000
24,000	State Street Corp.	1,262,400
	Total Banking	2,404,400

	Pharmaceuticals 24.7%
42,000	Abbott Laboratories Inc.	2,077,740
2,650,000	Antigenics Inc. * (b)	5,485,500
80,000	Bristol Myers Squibb Co.	1,801,600
60,000	Boston Scientific Corp *(b)	635,400
100,000	Elan Corp. PLC ADR * (a)	711,000
30,000	Omnicare Inc.	675,600
	Total Pharmaceuticals	11,386,840

	Health Maintenance Organizations 7.7%
60,000	Aetna Inc. (a)	1,669,800
50,000	Humana Inc. *	1,865,000
	Total Health Maintenance Organizations	3,534,800

	Utility 2.3%
140,000	Frontier Communication Co	1,055,600
	Total Utility	1,055,600

	Total Value of Common Stock (Cost $ 28,047,416)		$35,904,520

Contracts	Put Options Purchased 2.0%
500	US Steel Corp 10/17/09 $50		300,000
200	Caterpiller Inc 11/21/09 $60		200,000
200	CSX Corp 11/21/09 $55		266,000
300	Metlife Inc 12/19/09 $40		141,000
	Total Put Options Purchased (Cost $ 1,369,641)		907,000

	Short-Term Investments 44.5%
8,000,000	US Treasury Bill 0.15% due 1/21/2010		7,997,464
2,071,280	PNC Bank Money Market 0.05% (d)		2,071,280
10,434,005	Institutional MM Trust 0.034% (c) (d)		10,434,005
	Total Value of Short-Term Investments (Cost $ 20,499,934)		20,502,749

	Total Investments in Securities (Cost $ 49,916,991)	124.4%	57,314,269

	Liabilities in excess of other assets	-24.4%	(11,239,596)

	Net Assets	100.0%	$46,074,673

At September 30, 2009, unrealized appreciation of securities, including written options, for Federal Income Tax purposes based on cost of $49,312,276 is as follows:

Unrealized appreciation	$8,096,853
Unrealized depreciation	(997,360)
Net unrealized appreciation	$7,099,493

* Non Income Producing

(a) All or a portion of the security is pledged as collateral for options written.

	Schedule of Call Options Written
Contracts	September 30, 2009
300	Hartford Finanial Svc GP Inc. 12/19/09 $22.5		$(174,000)
400	Yingli Green Energy Hldg 12/19/09 $14		(50,000)
300	Aetna Inc 1/16/10 $30		(58,500)
1,000	Elan Corp 1/16/10 $7.5		(75,000)
1,000	XL Capital Ltd Cl A 01/16/10 $15		(345,000)
1,000	XL Capital Ltd Cl A 01/16/10 $17.5		(200,000)
	Total Call Options Written (Premiums received $ 759,141) (Note 3)	-2.0%	$(902,500)

(b) All or a portion of this security was on loan at September 30, 2009. The value of securities on loan was $7,866,758.

(c) This security was purchased with cash collateral received for securities on loan September 30, 2009.

(d) Represents 7 day effective yield as of September 30, 2009

The Elite Growth & Income Fund (Unaudited)

The Elite Income Fund (Unaudited)

* As a percentage of net assets

PORTFOLIO OF INVESTMENTS
The Elite Income Fund
September 30, 2009

	Bonds 90.4%

Par Value	U.S. Government/Agencies Notes and Bonds 17.8%	Maturity	Coupon		Value
$150,000	HUD (Housing Urban Development)	08/01/11	4.440%		$159,707
450,000	US Treasury Bond	11/15/11	1.750%		456,785
650,000	Fannie Mae	04/20/12	1.875%		658,785
181,000	Tenn Valley Authority	05/23/12	6.790%		203,898
250,000	Tenn Valley Authority	08/01/13	4.750%		270,422
200,000	U.S. Treasury Note	10/31/13	2.750%	(c)	206,406
200,000	U.S. Treasury Note	01/15/15	1.625%	(c)	203,750
173,421	Fannie Mae	03/01/22	5.000%		182,214
325,000	U.S. Treasury Bond	08/15/23	6.250%	(c)	407,367
300,000	Fannie Mae	10/25/32	5.500%		314,842
	Total U.S. Government/Agencies Notes and Bonds				3,064,176

	Securitized /Asset Backed Bonds 7.6%
217,000	Peco Energy Transition Trust 2001 - A Class A1	12/31/10	6.520%		225,481
100,000	Ontario Province	07/17/12	5.125%		108,601
49,879	Fannie Mae (545171)	08/01/14	5.500%		53,195
30,820	GNMA (552372)	02/15/17	6.000%		33,014
33,170	GNMA (577742)	09/15/17	5.500%		35,313
131,000	Freddie Mac (2962 YE)	09/15/18	4.500%		137,636
110,729	GNMA (605079)	03/15/19	4.000%		115,066
83,820	Freddie Mac (FHR 1963 Z)	01/15/27	7.500%		85,370
137,220	Freddie Mac (FHR 2656 BD)	04/15/28	5.000%		141,784
113,325	Fannie Mae (633012)	02/01/32	7.000%		125,134
141,420	Fannie Mae (2002-93 A1)	03/25/32	6.500%		149,898
99,437	GNMA (G2SF POOL 3556)	05/20/34	5.500%		105,033
	Total Securitized /Asset Backed Bonds				1,315,525

	Corporate Bonds Energy 3.3%
250,000	Xcel Energy Inc.	12/01/10	7.000%		262,842
100,000	Valero Logistics Co	07/15/12	6.875%		106,179
100,000	NRG Energy Inc.	02/01/16	7.375%		96,750
100,000	Petrobras International	03/01/18	5.875%		103,723
	Total Corporate Bonds Energy				569,494

	Corporate Bonds Industrial - Capital Goods 2.3%
100,000	Alliant Techsystems Inc.	04/01/16	6.750%		96,500
300,000	Ball Corp.	09/01/16	7.125%		306,000
	Total Corporate Bonds Industrial - Captial Goods				402,500

	Corporate Bonds Industrial - Communications 5.0%
250,000	Cox Communication Inc.	01/15/10	4.625%		252,280
400,000	Rogers Wireless Inc.	12/15/12	7.250%		452,110
150,000	GTE Corp.	04/15/18	6.840%		163,437
	Total Corporate Bonds Industrial - Communications				867,827

	Corporate Bonds Industrial - Consumer Non-cyclical 10.2%
100,000	Kroger Co.	02/01/10	8.050%		102,203
400,000	Reynolds American Inc.	06/15/11	0.999%	(a)	393,356
150,000	Reynolds American Inc.	06/01/12	7.250%		161,118
100,000	Medco Health Solutions	03/15/13	6.125%		108,273
150,000	McKesson Corp.	02/15/14	6.500%		164,422
200,000	Dr. Pepper Snapple Group Co	05/01/18	6.820%		227,357
390,000	Altria Group Inc.	11/10/18	9.700%		484,402
100,000	McKesson Corp.	02/15/19	7.500%		119,409
	Total Corporate Bonds Industrial - Consumer Non-cyclical				1,760,540

	Corporate Bonds Industrial - Consumer Cyclical 0.6%
100,000	Ford Motor Credit Co	10/25/11	7.250%		97,121
	Total Corporate Bonds Industrial - Consumer Cyclical				97,121

	Corporate Bonds Industrial - Technology 0.6%
100,000	Xerox Capital Trust	02/01/27	8.000%		97,750
	Total Corporate Bonds Industrial - Technology				97,750

	Corporate Bonds Industrial - Transportation 2.2%
400,000	BNSF Funding Trust	12/15/55	6.613%	(b)	372,000
	Total Corporate Bonds Industrial - Transportation				372,000

	Corporate Bonds Utilities - Electric 13.9%
100,000	Entergy Louisiana LLC	11/01/10	5.830%		100,213
450,000	Sierra Pacific Power Co.	04/15/12	6.250%		480,414
450,000	Oncor Electric Delivery Co	05/01/12	6.375%		488,654
115,000	Centerpoint Energy Houston	03/15/13	5.700%		122,870
100,000	Central Illinois Light	12/15/13	8.875%		114,203
455,000	Ameren Corp	05/15/14	8.875%		511,441
120,000	AEP Texas Central Transition	07/01/15	5.090%		130,233
200,000	Commonwealth Edison	03/15/18	5.800%		216,065
100,000	Centerpoint Energy Houston	07/01/23	5.600%		98,123
100,000	Northern St. Power - MN	07/01/25	7.125%		121,734
	Total Corporate Bonds Utilities - Electric				2,383,950

PORTFOLIO OF INVESTMENTS
The Elite Income Fund
September 30, 2009

Par Value	Corporate Bonds Utilities - Natural Gas 10.2%	Maturity	Coupon		Value
$200,000	Kaneb Pipe Line	06/01/13	5.875%		$207,096
250,000	Energy Transfer Partners Co	07/01/13	6.000%		264,947
250,000	Enterprise Products	01/31/14	9.750%		301,847
250,000	Energy Transfer Partners Co	02/01/15	5.950%		262,447
300,000	TGT Pipeline LLC	06/01/18	5.200%		286,095
460,000	Enterprise Products	08/01/66	8.375%	(b)	430,100
	Total Corporate Bonds Utilities - Natural Gas				1,752,532

	Corporate Bonds Finance - Banking 8.5%
100,000	Citigroup Inc.	02/22/10	4.125%		101,007
175,000	Wells Fargo Co	10/29/10	3.980%		178,303
250,000	Citibank NA	07/12/11	1.500%		251,608
200,000	PNC Funding Corp	01/31/12	0.628%	(a)	192,883
250,000	Wachovia Corp	08/01/13	5.700%		266,829
100,000	Zions Bancorp	09/23/14	7.750%		89,500
200,000	Citigroup Inc.	10/15/14	5.500%		199,711
300,000	Bank of America Corp	12/18/28	1.292%	(a)	174,090
	Total Corporate Bonds Finance - Banking				1,453,931

	Corporate Bonds Finance - Misc. Finance 3.1%
250,000	Private Export Funding Corp.	01/15/10	7.200%		254,939
124,000	General Electric Capital Corp	02/01/11	0.933%	(a)	123,465
150,000	KFW	06/15/12	2.150%		150,477
	Total Corporate Bonds Finance - Misc. Finance				528,881

	Corporate Bonds Finance - Insurance 0.6%
100,000	C.N.A. Financial Corp.	08/15/12	8.375%		101,536
	Total Corporate Bonds Finance - Insurance				101,536

	Corporate Bonds Finance - REIT's 4.5%
500,000	Trustreet Properties Inc.	04/01/15	7.500%		533,216
250,000	Boston Prop LP	06/01/15	5.000%		244,804
	Total Corporate Bonds Finance - REIT's				778,020

	Total Value of Bonds (Cost $ 15,159,192)				15,545,783

Shares	Common Stock 6.9%
5,000	Abbott Laboratories Inc. (c)				247,350
5,000	AT & T Inc. (c)				135,050
15,000	Bristol Myer Squibb Co				337,800
40,000	Frontier Communication Co				301,600
15,000	New York Community Bancorp (c)				171,300
	Total Common Stock (Cost $ 1,107,832)				1,193,100

	Short Term Investments 8.8%
265,210	PNC Bank Money Market 0.05% (e)				265,210
1,249,612	Institutional Money Market Trust 0.034% (d) (e)				1,249,612
	Total Short Term Investments (Cost $ 1,514,822)				1,514,822

	Total Investments (Cost $ 17,781,846)	106.1%			18,253,705
	Liabilities in excess of other assets	(6.1)%			(1,054,538)
	NET ASSETS	100.0%			$17,199,167

At September 30, 2009, unrealized depreciation of securities for Federal Income Tax purposes based on tax cost of $17,858,227 is:

Gross unrealized appreciation	$650,531
Gross unrealized depreciation	(255,053)
Net unrealized appreciation	$395,478

(a) Variable rate security; Interst rate shown is the rate in effect as of September 30, 2009.

 (b)  Security is a fixed-to-floating coupon bond.  The coupon shown is the fixed coupon in effect at September 30, 2009.  The fixed coupon will convert to a floating coupon at a predetermined date.  At that date the coupon increases to LIBOR plus a predetermined margin.

(c) All or a portion of this security was on loan at September 30, 2009. The value of securities on loan at September 30, 2009 was $1,220,050.

(d) This security was purchased with cash collateral received for securities on loan at September 30, 2009.

(e) Represents 7 day effective yield as of September 30, 2009

THE ELITE GROUP OF MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2009

	The Elite
	Growth &	The Elite
	Income Fund	Income Fund
ASSETS
Investments in securities, at value (Cost $49,916,991 and $17,781,846, respectively) (Notes 2A and 3)	$57,314,269	$18,253,705
Receivables
Interest	131	211,824
Dividends	28,040	9,750
Interest from Securities Lending	151,494	81
Total Assets	57,493,934	18,475,360

LIABILITIES
Payable upon return of securities on loan	10,434,005	1,249,612
Call Options written, at value (Proceeds $759,141 and $0 respectively)	902,500	-
Payables:
Investment management fees	37,844	9,786
Fund shares redeemed	-	94
Distributions	-	2,563
Accrued expenses	44,912	14,138
Total Liabilities	11,419,261	1,276,193

NET ASSETS
The Elite Growth & Income Fund –
Applicable to 3,205,878 shares outstanding no par value, unlimited number of shares of beneficial interest	$46,074,673

The Elite Income Fund –
Applicable to 1,664,566 shares outstanding no par value, unlimited number of shares of beneficial interest		$17,199,167

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (net assets / shares outstanding)	$14.37	$10.33

At September 30, 2009, the components of net assets were as follows:
Paid-in capital	$52,643,750	$16,828,101
Undistributed net investment income	462,098	189,561
Accumulated net realized loss on investments	(14,285,094)	(290,354)
Net unrealized appreciation of investments	7,397,278	471,859
Net unrealized depreciation of options written	(143,359)	-
Net Assets	$46,074,673	$17,199,167

See Notes to Financial Statements.

THE ELITE GROUP OF MUTUAL FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2009

	The Elite
	Growth &	The Elite
	Income Fund	Income Fund
Investment Income
Income:
Interest	$3,227	$768,099
Dividends (Net of foreign tax withheld of $3,764 and $913, respectively)	869,005	99,138
Securities lending	298,739	1,123
Total Income	1,170,971	868,360

Expenses:
Investment management fee	350,835	108,741
Transfer agent fees	60,301	38,547
Custodian fees	21,388	13,328
Audit fees	24,116	9,533
Trustee fees and expenses	14,487	5,025
Recordkeeping services	97,215	41,278
Shareholder reports	6,978	2,304
Registration fees and other	3,889	2,350
CCO expense	22,825	9,048
Legal fees	16,474	8,145
Insurance	10,847	3,484
Total Expenses	629,355	241,783

Fees waived by manager (Note 4)	-	(7,210)

Fees Paid by manager (Note 4)	-	(5,347)

Net Expenses	629,355	229,226

Net Investment Income	541,616	639,134
Realized and Unrealized Gain/(Loss) on Investment Securities and Options Contracts
Net realized gain/(loss):
Investment securities	(11,423,501)	579,054
Expired and closed covered call options written (Note 3)	(1,211,302)	-
Net realized gain/(loss) on investment securities and option contracts	(12,634,803)	579,054
Net increase/decrease in unrealized appreciation/depreciation
Investment securities	15,104,365	1,168,286
Option contracts written	(143,359)	-
Net change in unrealized appreciation/depreciation of investments	14,961,006	1,168,286
Net realized and unrealized gain on investment securities and option contracts	2,326,203	1,747,340
Net increase in net assets resulting from operations	$2,867,819	$2,386,474

See Notes to Financial Statements.

THE ELITE GROWTH & INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended September 30

	2009	2008
Operations
Net investment income	$541,616	$483,509
Net realized loss on investment securities and options contracts	(12,634,803)	(1,630,252)
Net change in unrealized appreciation/depreciation of investment securities and option contracts	14,961,006	(17,810,173)
Net increase (decrease) in net assets resulting from operations	2,867,819	(18,956,916)

Distributions to Shareholders
Distributions from net investment income ($0.10 and $0.06 per share, respectively)	(349,765)	(213,262)

Capital Share Transactions
Decrease in net assets resulting from capital share transactions (a)	(3,634,593)	(1,472,312)
Total decrease in net assets	(1,116,539)	(20,642,490)
Net Assets
Beginning of year	47,191,212	67,833,702
End of year (Including undistributed net investment income of $462,098 and $270,247 respectively)	$46,074,673	$47,191,212

(a)	Transactions in capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Value	Shares	Value
Shares sold	398,060	$3,599,322	310,027	$5,119,100
Shares issued in reinvestment of distributions	38,545	339,966	11,499	206,521
	436,605	3,939,288	321,526	5,325,621
Shares redeemed	(758,837)	(7,573,881)	(404,789)	(6,797,933)
Net decrease	(322,232)	$(3,634,593)	(83,263)	$(1,472,312)

See Notes to Financial Statements.

THE ELITE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended September 30

	2009	2008
Operations
Net investment income	$639,134	$729,469
Net realized gain (loss) on investment securities	579,054	(207,593)
Net change in unrealized appreciation/depreciation of investment securities	1,168,286	(618,688)
Net increase (decrease) in net assets resulting from operations	2,386,474	(96,812)

Distributions to Shareholders
Distributions from net investment income ($0.35 and $0.45 per share, respectively)	(576,975)	(775,900)

Capital Share Transactions
Change in net assets resulting from capital share transactions (a)	178,315	(1,916,291)
Total increase (decrease) in net assets	1,987,814	(2,789,003)

Net Assets
Beginning of year	15,211,353	18,000,356
End of year (Including undistributed net investment income of $189,561 and $73,826, respectively)	$17,199,167	$15,211,353

(a)	Transactions in capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Value	Shares	Value
Shares sold	432,970	$4,046,498	151,542	$1,463,957
Shares issued in reinvestment of distributions	60,000	562,027	78,303	746,677
	492,970	4,608,525	229,845	2,210,634
Shares redeemed	(481,494)	(4,430,210)	(426,024)	(4,126,925)
Net increase (decrease)	11,476	$178,315	(196,179)	$(1,916,291)

See Notes to Financial Statements.

THE ELITE GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$13.38	$18.78	$19.13	$20.77	$18.90
Income (loss) from investment operations
Net investment income (loss)	0.16	0.14	(0.03)	0.12	0.06
Net gain/loss on securities (both realized and unrealized)	0.93	(5.48)	4.01	1.00	3.03
Total from investment operations	1.09	(5.34)	3.98	1.12	3.09

Less Distributions
Dividends from net investment income	(0.10)	(0.06)	(0.03)	(0.14)	(0.02)
Distribution from net realized gains	-	-	(4.20)	(2.62)	(1.20)
Distribution from return of capital	-	-	(0.10)	-	-
Total distributions	(0.10)	(0.06)	(4.33)	(2.76)	(1.22)

Net asset value, end of year	$14.37	$13.38	$18.78	$19.13	$20.77

Total Return	8.64%	(28.52)%	21.03%	5.40%	16.35%
Ratios / Supplemental Data
Net asset value, end of year (in 000’s)	$46,075	$47,191	$67,834	$61,800	$59,664
Ratio of expenses to average net assets*	1.79%	1.42%	1.35%	1.39%	1.36%
Ratio of net investment income (loss) to average net assets	1.54%	0.79%	(0.16)%	0.57%	0.27%

Portfolio Turnover	233.44%	277.14%	213.35%	188.52%	143.87%

*
Ratio reflects fees paid through a directed brokerage arrangement for the year ended September 30, 2005.  The expense ratio for 2005 excluding fees paid through the directed brokerage arrangement was 1.35%.

See Notes to Financial Statements.

THE ELITE INCOME FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$9.20	$9.73	$9.77	$9.82	$10.12
Income (loss) from investment operations
Net investment income	0.39	0.42	0.43	0.39	0.31
Net gain/loss on securities (both realized and unrealized)	1.09	(0.50)	(0.00)**	(0.02)	(0.20)
Total from investment operations	1.48	(0.08)	0.43	0.37	0.11

Less Distributions
Dividends from net investment income	(0.35)	(0.45)	(0.47)	(0.42)	(0.41)
Total distributions	(0.35)	(0.45)	(0.47)	(0.42)	(0.41)

Net asset value, end of year	$10.33	$9.20	$9.73	$9.77	$9.82

Total Return	16.53%	(0.90)%	4.48%	3.87%	1.09%

Ratios / Supplemental Data
Net asset value, end of year (in 000’s)	$17,199	$15,211	$18,000	$18,227	$19,363
Ratio of expenses to average net assets*	1.56%	1.24%	1.31%	1.22%	1.15%
Ratio of net investment income to average net assets	4.11%	4.30%	4.44%	4.00%	3.01%

Portfolio Turnover	100.35%	105.66%	117.52%	120.00%	93.19%

*	Ratio reflects expenses prior to reimbursement from the manager. Expense ratios after reimbursement were 1.48%, 1.05%, 1.20%, 1.04% and 1.04% for 2009, 2008, 2007, 2006 and 2005 respectively.

**	Less than $0.01 per share

See Notes to Financial Statements.

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

NOTE 1 – ORGANIZATION

The Elite Growth & Income Fund and The Elite Income Fund (the “Funds”) are two series of shares of beneficial interests of The Elite Group of Mutual Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company.  The Trust was organized in Massachusetts as a business trust on August 8, 1986.   The Trust is authorized to issue an unlimited number of no par shares of beneficial interest of any number of series.   Currently, the Trust has authorized only the two series above.   The Elite Growth & Income Fund's investment objective is to maximize total returns through an aggressive approach to the equity and debt securities markets.   The Elite Income Fund's investment objective is to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.   The policies are in conformity with accounting principles generally accepted in the United States of America. In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principals for financial statements issued for years ending after September 15, 2009. Herein, the Funds will make reference to accounting principals generally accepted in the United States issued by the FASB as Accounting Standards CodificationTM (“ASC”).

A.
Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price.   Securities which are traded over-the-counter are valued at the bid price.   Securities for which reliable quotations are not readily available are valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees.

The Funds have adopted ASC Topic 820, Fair Value Measurements, effectively October 1, 2008.  In accordance with ASC Topic 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC Topic 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Funds have adopted FASB guidance updating ASC Topic 820 titled, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly" which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly , and how that information must be incorporated into a fair value measurement. The guidance emphasizes that even if there has been a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset's or liability's level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the fiscal year ending September 30, 2009 maximize the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing model techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2009

The following is a summary of the inputs used as of September 30, 2009 in valuing the Funds’ investment assets and liabilities, carried at fair value:

Elite Growth & Income Fund
	Common Stock	Put Options Purchased	Short-Term Investments	Total Investment Assets at Value	Liabilities-Call Options Written
Level 1 – Quoted Prices	$35,904,520	$-	$-	$35,904,520	$-
Level 2 – Other Significant Observable Inputs	-	907,000	20,502,749	21,409,749	(902,500)
Level 3 – Significant Unobservable Inputs	-	-	-	-	-
	$35,904,520	$907,000	$20,502,749	$57,314,269	$(902,500)

Elite Income Fund
		Bonds	Common Stock	Short-Term Investments	Total Investment Assets at Value
Level 1 – Quoted Prices		$-	$1,193,100	$-	$1,193,100
Level 2 – Other Significant Observable Inputs		15,545,783	-	1,514,822	17,060,605
Level 3 – Significant Unobservable Inputs		-	-	-	-
		$15,545,783	$1,193,100	$1,514,822	$18,253,705

The Funds have adopted ASC Subtopic 815-10-50, Disclosures about Derivative Instruments and Hedging Activities, effective April 1, 2009.  The Funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Funds to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Elite Growth and Income Fund invested in listed, exchange traded, options, derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities location:
	Derivative type	Fair Value
Assets:
Included in Investments in Securities, at value	Equity contracts – purchased options	$907,000

Liabilities:
Call options written, at value	Equity contracts – written options	$(902,500)

The following table sets forth the effect of the option contracts on the Statement of Operations for the year ending September 30, 2009:

Statement of Operations location:
Derivative type	Gains/(Losses)

Equity contracts – purchased options
Net realized gain (loss): investment securities	$-
Net increase/decrease in unrealized appreciation/depreciation – investments	$(462,641)

Equity contracts – written options
Net realized gain (loss): Expired and closed covered call options written	$(1,211,302)
Net increase/decrease in unrealized appreciation/depreciation – option contracts written	$143,359

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2009

B.
Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all their taxable income to their shareholders. Therefore no federal income tax provision is required.

The Funds follow the guidance found in ASC Topic 740 concerning Accounting for Uncertainty in Income Taxes.  This guidance requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized in the financial statements.  As of September 30, 2009 the Funds have reviewed their tax positions and have determined that no accruals for tax liabilities are required.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statue of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service.  As of September 30, 2009, open taxable years consisted of the taxable years ended September 30, 2005 through September 30, 2009.  No examination of either Fund is currently in progress.

C.
Option Accounting Principles (The Elite Growth & Income Fund) - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability.   The amount of the liability is marked-to-market to reflect the current market value of the options written.   The current market value of a traded option is the last sale price.   When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received.   The Elite Growth & Income Fund as a writer of an option may have no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

D.
Cash Equivalent - Consists of investment in PNC Money Market Accounts which, exclusive of securities lending collateral, represent 4.50% and 1.54% of net assets for The Elite Growth & Income Fund and The Elite Income Fund, respectively.  These amounts are reported as short term investments in the Portfolios of Investments.

E.
Other - As is common in the industry, security transactions are accounted for on the trade date.   Dividend income and distributions to shareholders are recorded on the ex-dividend date.   Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.   These differences are primarily due to differing treatments for post - October losses, wash losses and amortization of bond premium and discounts.   Interest income and estimated expenses are accrued daily.

F.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. On September 30, 2009, The Elite Income Fund increased undistributed net investment income and accumulated net realized loss on investments by $53,576, due primarily to differing book/tax treatment of bond amortization.

G.
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.   Actual results could differ from those estimates.

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2009

H.
Securities Lending – The Funds may lend portfolio securities to banks and member firms of the New York Stock Exchange that meet capital and other credit requirements or other criteria established by the Board.  These loans may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral).  The Funds will not lend portfolio securities to its investment advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC.  Loans of portfolio securities will be fully collateralized by cash, Government securities or letters of credit.  Loans of portfolio securities must be secured by collateral at least equal to the market value of the securities loaned.  If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines the borrower is entitled to a return of the excess collateral.  Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.  Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.  Cash collateral received in connection with securities lending is invested in an Institutional Money Market Trust sponsored by PNC Global Investment Servicing, the Funds securities lending agent.  It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned.  Therefore, the value of the collateral held may be temporarily less then that required under the lending contract.

NOTE 3 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2009, purchases and sales of securities, other than options and short-term notes were as follows:

	Purchases	Sales
The Elite Growth & Income Fund	$77,728,256	$90,859,260
The Elite Income Fund	$15,337,185	$15,179,809

For The Elite Growth & Income Fund, transactions in covered call options written for the year ended September 30, 2009 were as follows:

	Number of Contracts*	Premiums
Options outstanding on September 30, 2008	-	$-
Options written	20,830	3,948,747
Options terminated in closing purchase transactions	(10,260)	(2,249,495)
Options exercised	(4,070)	(633,335)
Options expired	(2,500)	(306,776)
Options outstanding on September 30, 2009	4,000	$759,141

*   Each contract represents 100 shares of common stock

NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds retain McCormick Capital Management Inc. as their Investment Manager (“Manager”).  Under an Investment Management Agreement, the Manager furnishes each Fund with investment advice, office space and salaries of non-executive personnel needed by the Funds to provide general office services.  As compensation for its services, the Manager is paid a monthly fee based upon the average daily net assets of each Fund.

For The Elite Growth & Income Fund and The Elite Income Fund the rates are 1% and 7/10 of 1%, respectively, up to $250 million; 3/4 of 1% and 5/8 of 1% over $250 million up to $500 million; and ½ of 1% and ½ of 1% respectively, over $500 million for each Fund.

The Manager may voluntarily reimburse a portion of the operating expenses of a Fund for any fiscal year (including management fees, but excluding taxes, interest and brokerage commissions).   Voluntary reimbursements may cease at any time without prior notice and are not subject to recoupment. For the year ended September 30, 2009 the Manager voluntarily waved $7,210 of its investment management fee and reimbursed expenses of The Elite Income Fund in the amount of $5,347.

The Trust paid the Chief Compliance Officer $31,873 for the year ended September 30, 2009.

Certain officers of the Trust are officers of the Advisor.

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2009

NOTE 5 – CONCENTRATION

Although the funds have a diversified investment portfolio, there are certain credit risks due to the manner in which the portfolio is invested, which may subject the funds more significantly to economic changes occurring in certain industries or sectors.   The Elite Growth & Income Fund has investments in excess of 10% in insurance and pharmaceuticals.   The Elite Income Fund has investments in excess of 10% in U.S. Government/Agency Notes & Bonds, corporate bonds  – consumer non-cyclical; utilities, electric and utilities, natural gas.

NOTE 6 – DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended September 30, 2009 and 2008 were as follows:

	2009	2008
The Elite Growth & Income Fund
Distributions from ordinary income	$349,765	$213,262

The Elite Income Fund
Distributions from ordinary income	$576,975	$775,900

As of September 30, 2009, the components of distributable earnings and accumulated losses on a tax basis were as follows:

The Elite Growth & Income Fund
Undistributed ordinary income	$462,098
Post October loss deferral	(11,020,259)
Capital loss carryforwards	(3,110,409)
Unrealized appreciation of securities and options	7,099,493
$(6,569,077)

The differences between the tax basis and book basis distributable earnings and accumulated losses are due to the deferral of post-October losses for tax purposes and the temporary book/tax differences related to wash sales.

The Elite Growth & Income Fund had a capital loss carryforward of $3,110,409 as of September 30, 2009, that are available to offset any future gains, to the extent provided by regulations.  The carryforwards expire as follows:
$ 917,595	2016
$2,192,814	2017

At September 30, 2009, The Elite Growth & Income Fund had deferred capital losses occurring subsequent to October 31, 2008 of $11,020,259.  For tax purposes, such losses will be reflected in the year ending September 30, 2010.

As of September 30, 2009, the components of distributable earnings and accumulated losses on a tax basis were as follows:

The Elite Income Fund
Undistributed ordinary income	$264,905
Post October loss	(147,739)
Capital loss carryforward	(141,578)
Unrealized appreciation of securities	395,478
$371,066

The differences between the tax basis and book basis distributable earnings and accumulated losses are due to the book/tax differences related to amortization of bond premiums and discounts, the deferral of post-October losses and wash sales.

The Elite Income Fund had a capital loss carryforward of $141,578 as of September 30, 2009, of which $6,712 expires in 2015 and $134,866 expires in 2016 and is available to offset any future gains, to the extent provided by regulations.

At September 30, 2009, The Elite Income Fund had deferred capital losses occurring subsequent to October 31, 2008 of $147,739.  For tax purposes, such losses will be reflected in the year ending September 30, 2010.

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2009

NOTE 7 – SUBSEQUENT EVENTS

The Funds have adopted ASC Topic 855, Subsequent Events, and management of the Funds has evaluated subsequent events and their potential impact on the financial statements through November 23, 2009, the date the financial statements were available to be issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through to this date.

NOTE 8 – CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

PROXY POLICIES / AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS (Unaudited)

The Elite Group proxy voting policies and the voting record for those proxies are detailed on our web site www.elitefunds.com and are also available on the Securities & Exchange Commission web site www.sec.gov.

Portfolio Holdings:  In addition to our Annual and Semi-Annual report which are dated September 30th and March 31st respectively, we will report to shareholders our security holdings as of June 30th and December 31st.  The June and December reports will also be available on the SEC web site (N-Q) www.sec.gov.  Our security holdings are available on our web site and updated monthly www.elitefunds.com ..

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Over all responsibility for management of the Funds rests with the Board of Trustees.   The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.   The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations.   The officers have been elected for an annual term.

There were four quarterly Trustee meetings in the fiscal year.  All the Trustees had 100% attendance with the exception of Mr. Meisenbach who was unable to attend three meetings.  Because Mr. McCormick and Mr. Meisenbach are the sole owners of the investment advisor, McCormick Capital Management, they do not receive compensation for their duties as Trustee, Chairman of the Board and President (Mr. McCormick) and Trustee, Treasurer and Secretary (Mr. Meisenbach).  The three independent Trustees compensation was $1,200 per meeting or $3,600 per Trustee for the 1st three meetings of the fiscal year and $2,000 per Trustee for the last meeting of the fiscal year.  They received a total of $16,800 for the fiscal year ending 9/30/09.  The following are the Trustees and Executive of the Funds:

				Length of Time
Trustee	Address	Age	Position Held with the Trust	Served (Years)

Richard S. McCormick	1325 4th Avenue	63	Chairman, Board of Trustees and	22
	Suite 1744		President
	Seattle, WA 98101

John W. Meisenbach	1325 4th Avenue	73	Trustee, Treasurer and Secretary	19
	Suite 2100
	Seattle, WA 98101

Lee A. Miller	P.O. Box 1882	78	Trustee	14
	Vashon Island, WA 98070

John M. Parker	2400 Financial Center Bldg.	63	Trustee	22
	Seattle, WA 98161

Jack R. Policar	500 Union St. #410	62	Trustee	22
	Seattle, WA 98101

Each Trustee oversees two portfolios of the Trust, including the Funds.   The principal occupations of the Trustees and Executive Officers of the Fund during the past five years and public directorships held by the Trustees are set forth below. ***

* Richard S. McCormick	President and Chief Executive Officer of the Investment Manager

* John W. Meisenbach	Partner in MCM Financial (Insurance)
Director of Costco Wholesale and Expeditors International

Lee A. Miller	Private Investor
Vice President of Merrill Lynch & Co. (Retired)

John M. Parker	President of Kennedy Associates, Inc. (Real Estate Advisor)

Jack R. Policar	President and Chief Executive of J. R. Policar, Inc.
Certified Public Accounting Firm

*	Trustees deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

***	Additional information about the Trustees is available in the Statement of Additional Information which is available upon request, or ready for viewing on our web site: www.elitefunds.com

MUTUAL FUND EXPENSE (UNAUDITED)

There are several kinds of expenses involved in buying, selling and operating a mutual fund.  These expenses represent costs to shareholders which will reduce the rate of return.  The Elite Funds are “no load” mutual funds which mean there are no commissions, fees or expenses associated with paying sales representatives.  Mutual funds that have sales fees are typically associated with stock brokerage firms, insurance companies, and some types of financial planners.

Although the Elite Group has no sales charges, like all the other funds it does have operating expenses.  In addition to the fees paid to the manager of the fund there are expenses for attorneys, accountants, printing/mailings, transfer agent, custodians, and government registration fees.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (April 1, 2009 through September 30, 2009).

The first line (“Actual Expense”) of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line (“Hypothetical”) of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

In the Elite Funds there are no transactional costs so please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees associated with other mutual funds.  Therefore, the second line of the table is useful in comparing ongoing costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
The Elite Growth & Income Fund

	Beginning Account Value 4-01-09	Ending Account Value 09-30-09	Expenses Paid During Period* 04-01-09 to 09-30-09
Actual	$1,000	$1,735.50	$11.11
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.19

The Elite Income Fund

	Beginning Account Value 4-01-09	Ending Account Value 09-30-09	Expenses Paid During Period* 04-01-09 to 09-30-09
Actual	$1,000	$1,068.85	$7.50
Hypothetical (5% return before expenses)	$1,000	$1,009.06	$7.08

* Expenses are equal to the Fund’s annualized expense ratio of 1.62% for The Growth & Income Fund and 1.40% for The Elite Income Fund, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Returns and expenses are adjusted to reflect reimbursement from the manager which reduced the expense to the funds.  These reimbursements may, at the discretion of the manager, stop at any time.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Jack R. Policar.  Mr. Policar is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,300 and $23,500 with respect to the registrant’s fiscal years ended September 30, 2009 and September 30, 2008, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,400 and $4,000 with respect to the registrant’s fiscal years ended September 30, 2009 and September 30, 2008, respectively.  The services comprising these fees are the preparation of the registrant’s federal and state income tax and federal excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended September 30, 2009 and September 30, 2008, aggregate non-audit fees of $4,400 and $4,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Elite Group of Mutual Funds

By (Signature and Title)*	/s/ Richard S. McCormick
Richard S. McCormick, President

Date          December 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard S. McCormick
Richard S. McCormick, President

Date          December 1, 2009

By (Signature and Title)*	/s/ John W. Meisenbach
John W. Meisenbach, Treasurer

Date _       December 1, 2009

* Print the name and title of each signing officer under his or her signature.